Pacer Swan SOS Fund of Funds ETF
Schedule of Investments
January 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.4%	Shares	Value
Pacer Swan SOS Conservative (April) ETF (a)(b)(c)	1,299,296	$34,788,652
Pacer Swan SOS Conservative (January) ETF (a)(b)(c)	643,789	18,111,394
Pacer Swan SOS Conservative (July) ETF (a)(c)	1,268,536	34,449,632
Pacer Swan SOS Conservative (October) ETF (a)(c)	1,323,806	35,648,904
Pacer Swan SOS Flex (April) ETF (a)(c)	509,620	15,440,263
Pacer Swan SOS Flex (January) ETF (a)(c)	754,057	25,404,331
Pacer Swan SOS Flex (July) ETF (a)(c)	613,027	18,217,691
Pacer Swan SOS Flex (October) ETF (a)(c)	414,082	12,121,298
Pacer Swan SOS Moderate (April) ETF (a)(c)	1,981,200	56,381,980
Pacer Swan SOS Moderate (January) ETF (a)(b)(c)	2,141,472	63,444,320
Pacer Swan SOS Moderate (July) ETF (a)(c)	2,276,038	65,744,496
Pacer Swan SOS Moderate (October) ETF (a)(b)(c)	2,242,761	62,948,694
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $385,835,460)		442,701,655

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC - 4.49% (d)	1,489,575	1,489,575
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,489,575)		1,489,575

TOTAL INVESTMENTS - 99.8% (Cost $387,325,035)		444,191,230
Other Assets in Excess of Liabilities - 0.2%		790,185
TOTAL NET ASSETS - 100.0%		$444,981,415
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $1,446,478 which represented 0.3% of net assets.
(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

	Share Activity				Period Ended January 31, 2025
Security Name	Balance as of November 1, 2024	Purchases	Sales	Balance January 31, 2025	Value	Dividend Income	Gain/(Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Swan SOS Conservative April ETF	1,312,698	-	(13,402)	1,299,296	$34,788,652	$ -	$62,577	$1,467,721
Pacer Swan SOS Conservative January ETF	539,983	109,786	(5,980)	643,789	18,111,394	-	32,435	471,226
Pacer Swan SOS Conservative July ETF	1,240,907	40,712	(13,083)	1,268,536	34,449,632		81,895	1,260,672
Pacer Swan SOS Conservative October ETF	438,477	897,221	(11,892)	1,323,806	35,648,904	-	71,535	625,020
Pacer Swan SOS Flex April ETF	514,875	-	(5,255)	509,620	15,440,263		38,646	630,472
Pacer Swan SOS Flex January ETF	761,833	-	(7,776)	754,057	25,404,331		69,334	870,641
Pacer Swan SOS Flex July ETF	619,348	-	(6,321)	613,027	18,217,691		54,652	674,853
Pacer Swan SOS Flex October ETF	418,350	-	(4,268)	414,082	12,121,298	-	34,591	446,904
Pacer Swan SOS Moderate April ETF	2,001,636	-	(20,436)	1,981,200	56,381,980		123,790	2,114,223
Pacer Swan SOS Moderate January ETF	2,058,558	104,377	(21,463)	2,141,472	63,444,320		137,939	1,832,445
Pacer Swan SOS Moderate July ETF	2,299,512	-	(23,474)	2,276,038	65,744,496	-	186,140	2,299,428
Pacer Swan SOS Moderate October ETF	1,363,536	900,669	(21,444)	2,242,761	62,948,694	-	150,188	1,600,980

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer Swan SOS Fund of Funds ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$442,701,655	$–	$–	$442,701,655
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	1,489,575
Total Investments	$442,701,655	$–	$–	$444,191,230

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,489,575 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.